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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 3, 2003
                                                 -------------------------------


                                AURORA FOODS INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  001-14255                94-3303521
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 (State or Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


 11432 Lackland Road, St. Louis, Missouri                           63146
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code       (314) 801-2300
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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                                AURORA FOODS INC.

                                    FORM 8-K

Item 5:  Other Events.

         On April 3, 2003, Aurora Foods Inc. announced it had restructured its organization and reduced its corporate staff.

         A copy of the press release announcing the reorganization is being filed as Exhibit 99.1 with this report and is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         See the Exhibit Index attached to this report and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2003

                                                    AURORA FOODS INC.


                                              By:  /s/ William R. McManaman
                                                   -----------------------------
                                                       William R. McManaman
                                                   Executive Vice President and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

         Exhibit
         Number      Description
         ------      -----------

         99.1        Press release dated April 3, 2003.


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